As filed with the Securities and Exchange Commission on September 30, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       DATE OF REPORT - SEPTEMBER 30, 1998



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                       1-2987                  15-0265555
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
  of incorporation)                                         Identification No.)



    300 Erie Boulevard West, Syracuse, N.Y.                          13202
    (Address of principal executive offices)                       (Zip Code)




     Registrant's telephone number, including area code          315-474-1511



Item 5.  Other Events
- ---------------------

(a) On September 7, 1998, a series of storms caused extensive damage and interrupted electric service to more than 250,000 of the Company's customers from Niagara Falls to Albany. Restoration of service was completed in approximately one week, and the Company's initial estimates indicate the restoration costs are expected to exceed $20 million.

(b) On September 28, 1998, the Company announced that it is extending its ongoing auction of its fossil and hydroelectric generating assets by approximately two months. See press release attached (Exhibit No. 99).


Item 7.  Financial Statements and Exhibits
- ------------------------------------------

(c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of registrant issued on September 28, 1998 relating to the extension of the fossil and hydroelectric generating asset auction.


            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NIAGARA MOHAWK POWER CORPORATION
                                        --------------------------------
                                                  (Registrant)



Date: September 30, 1998        By  /s/Steven W. Tasker
                 _____________________________________
                                    Steven W. Tasker
                                    Vice President-Controller and
                                    Principal Accounting Officer,
                                    in his respective capacities
                                    as such


                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of registrant issued on September 28, 1998 relating to the extension of the fossil and hydroelectric generating asset auction.